GlobalSantaFe Fleet Status

as of 12.04.03

EXHIBIT 99.1

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
JACKUPS (45)
1	Britannia	200'	Bret Engineering	UK North Sea		Contracted	early Jul 02	late Sep 04		Dayrate adjusted every 3-months based on market dayrate; dayrate for Oct thru Dec estimated in high $40s; 2-week survey in early Jun 04

2	GSF Compact Driller	300'	MLT 116-C	Thailand		Contracted	late Aug 02	early Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Oct. 03—Dec 03 estimated in low $50s

3	GSF Constellation I	400'	F&G JU 2000	Singapore	Yes	Available

4	GSF Galaxy I	400'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	early Dec 03	early Jan 04	low $60s	Followed by 2-month contract in low $90s; idle period est. late Feb 04—late Mar 04 (Rig swap Galaxy III)

5	GSF Galaxy II	400'	KFELS Mod VI	East Canada	Yes	Available	late Nov 03	late May 04		Returned to original contract end date; lump sum payment estimated at $5.2 million pd in 4QTR2003 for previously discounted accommodation days; followed by 4-month commitment at $105

6	GSF Galaxy III	400'	KFELS Mod VI	UK North Sea	Yes	Contracted	early Aug 03	early Jan 04	low $70s	Followed by 2 week contract in low $60s; followed by 1-month upgrades; followed by 10-month contract in low $90s; replaced Galaxy I, mid 2005 contract signed for 600 days in low $100s

7	GSF Galveston Key	300'	MLT 116-C	Vietnam		Contracted	early May 02	late Oct 04		Dayrate adjusted every three months based on market dayrate; dayrate for Oct thru Dec estimated in low $60s

8	GSF Adriatic I	300'	MLT 116-C	Nigeria		Contracted	late Jun 02	late Jun 04	low $70s

9	Glomar Adriatic II	350'	MLT 116-C	Gulf of Mexico		Contracted	early Aug 03	mid Dec 03		Dayrate adjusted every sixty days based on market dayrate; dayrate Oct thru mid-Dec estimated in high $40s

10	GSF Adriatic III	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	late May 03	late Dec 03		Dayrate adjusted monthly based on market dayrate; dayrate estimated in mid $40s

11	GSF Adriatic IV	350'	MLT 116-C	Egypt		Contracted	early Mar 03	early Mar 05	high $50s

12	GSF Adriatic V	300'	MLT 116-C	Equatorial Guinea	Yes	Contracted	late Sep 03	mid Jan 04	high $40s

13	GSF Adriatic VI	225'	MLT 116-C	Nigeria	Yes	Committed	mid Nov 03	late April 04	high $40s

14	GSF Adriatic VII	350'	MLT 116-C	Trinidad		Contracted	early Nov 03	mid Mar 04	low $50s

15	GSF Adriatic VIII	328'	MLT 116-C	Nigeria	Yes	Contracted	mid Oct 02	late Mar 04	low $50s	2-week survey early Jan 04

16	GSF Adriatic IX	350'	MLT 116-C	Gabon	Yes	Contracted	early Oct 03	early Dec 03	high $40s	Followed by 1 month commitment in high $40s; followed by 3-month contract in high $40s; followed by repairs early Apr 04—late May 04; followed by 2 1/2-month contract in high $40s

17	GSF Adriatic X	350'	MLT 116-C	Gulf of Mexico		Contracted	early Nov 03	mid Jan 04	mid $40s

18	GSF Adriatic XI	225'	MLT 116-C	UK North Sea	Yes	Contracted	mid Nov 03	late Jan 03	high $40s

19	GSF Baltic	375'	MLT SUPER300	Nigeria		Contracted	early Jul 02	early Jul 04	mid $70s

20	Glomar High Island I	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Nov 03	late Jan 04		Dayrate adjusted monthly based on market dayrate; dayrate for Dec 03 estimated in high $20s

21	Glomar High Island II	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Sep 02	late Dec 03		Dayrate adjusted monthly based on market dayrate; dayrate for Dec 03 estimated in low $30s

22	GSF High Island III	250'	MLT 82-SD-C	Gulf of Mexico		Contracted	early Oct 03	early Dec 03		Dayrate adjusted monthly based on market dayrate; dayrate for Dec 03 estimated in high $20s

23	Glomar High Island IV	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Nov 03	early Dec 03	low $30s	Followed by a 2-month contract in low $30s; followed by a 2-month commitment in mid $30s

24	GSF High Island V	270'	MLT 82-SD-C	Gabon	Yes	Available	mid Jul 03	early Jan 04		Followed by 1 1/2 month commitment in high $30s

25	GSF High Island VII	250'	MLT 82-SD-C	Cameroon	Yes	Upgrades	early Nov 03	mid Jan 04		Followed by 2-month commitment in low $40s

26	Glomar High Island VIII	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Nov 03	early Jan 04	high $20s

27	GSF High Island IX	250'	MLT 82-SD-C	Gabon		Available	late May 03			Idle period estimated until late April 04

28	GSF Labrador	300'	CFEMT-2005-C	UK North Sea	Yes	Contracted	early Dec 03	mid Dec 03	low $50s	Followed by a 2-week commitment in low $50s

29	Glomar Main Pass I	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jan 03	late Dec 03		Dayrate adjusted monthly based on market dayrate; dayrate for Dec estimated in low $30s

30	Glomar Main Pass IV	300'	F&G L780-II	Gulf of Mexico		Contracted	mid Oct 03	mid Dec 03	mid $30s	Followed by 3-month commitment in high $30s

31	GSF Key Gibraltar	300'	MLT 84-C (modified)	Malaysia		Contracted	late Oct 03	late Mar 04	low $50s	Upgrades and underwater inspection early Apr 04—late May 04

32	Key Hawaii	300'	Mitsui 300-C	Saudi Arabia		Contracted	early Mar 03	mid Mar 04	low $40s	Followed by a 3-week upgrade period mid Mar 04

33	GSF Key Manhattan	350'	MLT 116-C	Egypt		Contracted	mid May 03	early Jul 04	high $50s

34	GSF Key Singapore	350'	MLT 116-C	Egypt		Contracted	mid Sep 03	late Jun 04	low $60s	2-week repair period in late Jun 04

35	GSF Magellan	350'	F&G L-780 Mod V	UK North Sea		Available	early Nov 03	late Jan 04		Followed by 3-month commitment in low $60s

36	GSF Monarch	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Dec 03	late Jun 04	high $70s	2-week survey early Apr 04; followed by 3-month contract in mid $60s

37	GSF Monitor	350'	F&G L-780 Mod V	Trinidad		Committed	mid Oct 03	mid Sep 04	mid $60s

38	GSF Parameswara	300'	Baker Marine BMC 300 IC	Indonesia		Contracted	late Oct 02	mid Dec 04	low $70s	2-week underwater inspection early July 04

39	GSF Rig 103	250'	MLT 52-C	Qatar		Contracted	mid Dec 02	late Oct 04	low $40s

40	GSF Rig 105	250'	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s	Followed by 2-weeks repair period

41	GSF Rig 124	250'	Modec 200C-45	Gulf of Suez		Contracted	mid Feb 03	mid Feb 04	low $30s

42	GSF Rig 127	250'	F&G L-780 Mod II	Qatar		Contracted	early Nov 02	early Jun 04	low $40s	2-week repair period in Oct 03

43	GSF Rig 134	300'	F&G L-780 Mod II	Malaysia		Contracted	early Nov 03	mid Aug 04	low $50s	Followed by 10-month commitment in mid $50s

44	GSF Rig 136	300'	F&G L-780 Mod II	Indonesia		Contracted	late Sep 02	late Mar 04	high $60s	1-month repairs late Oct 03; 1-month upgrades in May 04

45	GSF Rig 141	250'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	early Nov 01	early Feb 04	mid $30s	Followed by a 6-month commitment in mid $30s

SEMISUBMERSIBLES (9)

1	GSF Aleutian Key	2,300'	F&G Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	early Oct 03	late Feb 04	low $80s

2	Glomar Arctic I	3,400'	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Oct 03	late Dec 03	high $30s	Followed by 1 1/2 month contract in low $50s; followed by a 1 1/2 commitment in mid $50s

3	GSF Arctic III	1,800'	F&G L-907	UK North Sea	Yes	Contracted	late Jul 03	mid Feb 04	mid $40s

4	GSF Arctic IV	1,800'	F&G L-907	UK North Sea	Yes	Contracted	late Feb 03	early Dec 03	low $40s	Idle period estimated mid Dec 03—late Jan 04; followed by 3 1/2 month commitment in mid $30s

5	Glomar Celtic Sea	5,750'	F&G L-907	Gulf of Mexico		Contracted	late Jun 03	early Nov 03	mid $70s	Followed by a 1-month contract in high $70s

6	Glomar Grand Banks	1,500'	AKER H-3.2	East Canada		Contracted	early Jul 03	early Jul 05	$107s

7	GSF Arctic II	1,200'	F&G L-907	UK North Sea		Cold stacked				Cold stacked

8	GSF Rig 135	2,400'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	mid Jan 03	late Jul 04	mid $70s

9	GSF Rig 140	2,400'	F&G 9500 Enhanced Pacesetter	UK North Sea		Available	mid Jul 03			Warm stacked in Invergordon

DRILLSHIPS (4)

1	Glomar C.R. Luigs	9,000'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 03	late Feb 03	$105s	Followed by 3-month contract at high $150s

2	Glomar Explorer	7,800'	GMDC	Gulf of Mexico	Yes	Contracted	mid Sep 03	mid Jan 03	high $110s	Idle period estimated mid Jan 04—mid Feb 04

3	Glomar Jack Ryan	8,000'	GMDC	West Africa	Yes	Contracted	late Nov 03	mid Jan 03	high $120s	Followed by 1-month anticipated idle period

4	Glomar R.F. Bauer	2,750'	GMDC	Malta		Cold stacked				Cold stacked
	Rig Name	Rated Drilling Depth	Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*

PLATFORM (1)

1	Rig 82	20,000'	National 1320-UE	UK North Sea		Contracted		Evergreen	6,000	Active approximately 50% of the year
	Operated by Joint Venture (2)	Rated Drilling Depth	Rig Design	Location		Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*

1	Dada Gorgud	1,557'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s

2	Istiglal	2,297'	F&G Pacesetter	Caspian Sea		Contracted	mid Dec 98	late May 05	6,000

LAND RIGS (31)

1	Rig 92	16,000'	National 1320-UE	Egypt		Contracted	mid Apr 03	mid Apr 04	low $10s

2	Rig 94	20,000'	Oilwell E-2000	Egypt	Yes	Committed	mid Oct 03	mid Oct 04	$9,900

3	Rig 97	20,000'	Dreco	Venezuela		Available

4	Rig 102	16,000'	National 110-UE	Kuwait-Saudi PNZ		Contracted	early May 03	late Dec 03	low $10s

5	Rig 104	20,000'	National 1320-UE	Egypt	Yes	Contracted	mid Oct 03	mid Nov 03	low $10s

6	Rig 119	20,000'	Lee C. Moore	Venezuela	Yes	Contracted	early Jan 04	early Apr 04	low $20s

7	Rig 143	6,500'	Ideco H 37 ED	Egypt		Contracted	late Jul 02	late Jul 04	$5,000

8	Rig 144	30,000'	Emsco C3 111	Saudi Arabia		Contracted	mid Jun 01	early Jan 06	high $10s

9	Rig 146	10,000'	Kremco 750	Kuwait		Available

10	Rig 147	16,000'	National 110-UE	Kuwait		Available

11	Rig 150	11,500'	National 80-UE	Oman		Contracted	late Oct 03	early Oct 07	mid $10s

12	Rig 151	11,500'	National 80-UE	Oman		Contracted	late Oct 03	early Oct 07	mid $10s

13	Rig 155	30,000'	Oilwell E-3000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s

14	Rig 157	17,000'	Dreco	Saudi Arabia		Contracted	mid Nov 03	early Nov 05	mid $15s

15	Rig 158	25,000'	Oilwell E-2000	Kuwait		Contracted	mid Apr 03	late Aug 04	high $10s

16	Rig 159	8,000'	Cooper LTO-750	Oman		Available

17	Rig 160	12,000'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s

18	Rig 161	12,000'	Dreco 1250 E	Kuwait		Contracted	mid Apr 03	late Aug 04	mid $10s

19	Rig 169	16,000'	National 110-UE	Kuwait		Available

20	Rig 170	14,000'	National 110-UE	Kuwait		Available

21	Rig 171	10,000'	Oilwell 660-E	Kuwait-Saudi PNZ		Available

22	Rig 172	10,000'	Oilwell 660-E	Kuwait		Contracted	mid Apr 03	late Aug 04	low $10s	Idle period estimated early Sep 04 thru late Dec 04

23	Rig 173	30,000'	Dreco	Saudi Arabia		Contracted	early Jan 01	early Oct 05	high $10s

24	Rig 174	30,000'	Pyramid	Saudi Arabia		Available	late Jul 03			Idle period estimated until early May 04

25	Rig 176	30,000'	Pyramid	Venezuela		Available

26	Rig 177	30,000'	Dreco	Venezuela		Available

27	Rig 178	20,000'	Pyramid	Venezuela		Available

28	Rig 179	20,000'	Pyramid	Venezuela		Available

29	Rig 180	30,000'	National 1625-UE	Kuwait		Contracted	early Nov 03	early Oct 06	low $20s

30	Rig 186	20,000'	Pyramid	Venezuela		Available

31	Rig 187	20,000'	Pyramid	Venezuela		Available

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the third quarter 2003, miscellaneous revenues were approximately 36.0 million, including $9.6 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

	North Sea Managed Platforms (3rd Party Owned)	Operator	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*

1	Talisman Crew 1	Talisman	UK North Sea	Yes	End Contract	early Jan 03	late Oct 03	0

2	Talisman Crew 2	Talisman	UK North Sea	Yes	End Contract	early Jan 03	late Oct 03	0

3	Talisman Crew 3	Talisman	UK North Sea	Yes	End Contract	early Jan 03	late Oct 03	0

4	Talisman Roving Maint. Crew	Talisman	UK North Sea	Yes	End Contract	early Jan 03	late Oct 03	0

5	Shell Maint. Crew	Shell	UK North Sea	Yes	Contracted	early Jan 03	late Dec 03	4,000	Followed by 6-month contract at 5,200

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a "safe harbor" for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the third quarter of fiscal 2003; (b) estimated dayrates; and (c) estimated contract periods (d) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to (a) intense price competition and cyclicality of our industry; (b) changes in rig utilization and dayrates in response to the level of activity in the oil and natural gas industry, which is significantly affected by indications and expectations regarding the level and volatility of oil and natural gas prices, which in turn are affected by such things as political, economic and weather conditions affecting or potentially affecting regional or worldwide demand for oil and natural gas, actions or anticipated actions by OPEC, inventory levels, deliverability constraints, and future market activity; (c) our ability to secure contracts from current commitments with favorable terms; and (d) presently unknown rig repair needs and/or additional opportunities to accelerate planned maintenance expenditures due to presently unanticipated rig downtime; (e) changes in the periods in which rigs are warm or cold stacked; and (f) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.

Warm Stacked = a rig which is idle, the crew are retained, and scheduled maintenance is preformed in anticipation of returning to work.